Leases	12 Months Ended
Jan. 31, 2015
Leases [Abstract]
Leases
LEASES

The Company leases all of its retail locations and certain office locations, distribution centers and equipment. The minimum lease terms for the Company’s retail stores generally range from five to 10 years. Approximately 54% of the retail store leases are subject to renewal options for varying periods. The term of the leases for office facilities and distribution centers averages approximately 10 years with renewal options of five to 20 years.

At the time its retail facilities are initially leased, the Company often receives consideration from landlords for a portion of the cost of leasehold improvements necessary to open the store, which are recorded as a deferred rent obligation and amortized to income over the lease term as a reduction of rent expense. In addition to minimum rental payments, certain of the retail store leases require contingent payments based on sales levels. A majority of the Company’s retail operating leases contain provisions that allow it to modify amounts payable under the lease or terminate the lease in certain circumstances, such as experiencing actual sales volume below a defined threshold and/or co-tenancy provisions associated with the facility.

The following is a summary of rent expense for operating leases:

($ thousands)	2014	2013	2012
Minimum rent	$143,050	$143,958	$145,788
Contingent rent	971	942	567
Sublease income	(1,197)	(1,170)	(1,145)
Total	$142,824	$143,730	$145,210

Future minimum payments under noncancelable operating leases with an initial term of one year or more were as follows at January 31, 2015:

($ thousands)
2015	$153,334
2016	127,184
2017	97,447
2018	74,236
2019	53,686
Thereafter	169,981
Total minimum operating lease payments	$675,868